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                                 UNITED STATES

                     SECURITIES  AND  EXCHANGE  COMMISSION

                            WASHINGTON, D.C.  20549

                                  ----------

                                   FORM  8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  ----------

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 12, 1999



                            FRONTIER OIL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         WYOMING                       001-07627                74-1895085
 (STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
       OF INCORPORATION)                                    IDENTIFICATION NO.)



                        10000 MEMORIAL DRIVE, SUITE 600
                           HOUSTON, TEXAS  77024-3411
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (713) 688-9600



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ITEM 5.  OTHER EVENTS

     Attached as Exhibit 1.1 is the Underwriting Agreement dated November 5, 1999 among Frontier Oil Corporation (the "Company"), Bear, Stearns & Co. Inc., Lehman Brothers Inc. and Warburg Dillon Read LLC relating to the offering of $190,000,000 aggregate principal amount of the Company's 11 3/4% Senior Notes due 2009 (the "Notes"), registered pursuant to a Registration Statement on Form S-3 (Registration No. 333-80253), as supplemented by the Prospectus Supplement, dated November 5, 1999.

     Attached as Exhibit 4.1 is the Indenture dated as of November 12, 1999, among the Company and Chase Bank of Texas, National Association, as trustee, governing the Notes.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

         1.1 Underwriting Agreement dated November 5, 1999 among Frontier Oil Corporation, Bear, Stearns & Co. Inc., Lehman Brothers Inc. and Warburg Dillon Read LLC.

         4.1 Indenture dated as of November 12, 1999, among the Company and Chase Bank of Texas, National Association, as trustee.

         4.2 Form of Frontier Oil Corporation 11 3/4% Senior Note due 2009. (Included in Exhibit 4.1).
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              FRONTIER OIL CORPORATION



                              By: /s/ Julie H. Edwards
                                 ----------------------------------------
                                    Julie H. Edwards
                                    Senior Vice President--Finance and
                                    Chief Financial Officer



Date:  November 19, 1999
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                                 EXHIBIT INDEX



  Exhibit No.                 Description
  -----------                 -----------

     1.1 Underwriting Agreement dated November 5, 1999 among Frontier Oil Corporation, Bear, Stearns & Co. Inc., Lehman Brothers Inc. and Warburg Dillon Read LLC.



     4.1 Indenture dated as of November 12, 1999, among the Company and Chase Bank of Texas, National Association, as trustee.



     4.2 Form of Frontier Oil Corporation 11 3/4% Senior Note due 2009. (Included in Exhibit 4.1).